UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 4, 2004


                           CHINDEX INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


         0-24624                                          13-3097642
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 (Commission File Number)                      (IRS Employer Identification No.)


                7201 WISCONSIN AVENUE, BETHESDA, MARYLAND 20814
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (301) 215-7777


                                       NA
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              (Former name or former address, if changed since last
                                     report)

ITEM 12.  OTHER EVENTS AND REGULATION FD DISCLOSURE

      As of May 4, 2004, Chindex International, Inc. ("Chindex") completed consummation of its previously-announced sale of 1.5 million shares of its common stock, together with warrants to purchase an additional 300,000 shares of its common stock, for an aggregate purchase price of $13.5 million. The warrants have an exercise price of $12.00 per share and a five-year term from the date of issuance. The financing will be used, in part, to further Chindex's ongoing growth plans in all its operating divisions. These include the building of its third United Family hospital venture, introduction of new Chindex-owned, branded personal care products to the retail pharmacy channels and continued expansion of medical device distribution to mid-level market segments of the Chinese hospital industry. Oppenheimer & Co. Inc. acted as the placement agent for the transaction.

      The statements in this Form 8-K that relate to future plans, events or performance are forward-looking statements that involve risks and uncertainties, including but not limited to risks associated with uncertainties pertaining to
(i) Chindex's performance goals, including successful conclusion of efforts to secure government-backed financing on behalf of customers, (ii) Chindex's future events and earnings, including revenues from its developmental businesses such as healthcare services, (iii) Chindex's markets, including growth in demand in China for the Chindex's products and services, (iv) Chindex's proposed new operations, including expansion of its healthcare services business, and the uncertainty of financing therefor, (v) the impact of the SARS epidemic, including the recovery of delayed or reduced sales, (vi) the timing of the opening of new hospital facilities, and (vii) the availability of loan funds. Actual results, events and performance may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Chindex undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHINDEX INTERNATIONAL, INC.
                                        (Registrant)


       May 6, 2004                      By: /s/ Lawrence Pemble
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          Date                              Lawrence Pemble
                                            Executive Vice President - Finance